SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 21, 2008



                           ASPEN RACING STABLES, INC.

             (Exact name of registrant as specified in its charter)



Nevada                              333-141384               98-0517550
------                              ------------             ----------
(State or other jurisdiction        (Commission              (I.R.S. Employer
of incorporation)                   File Number)             Identification No.)

                243 Cranfield Green SE, Calgary, Alberta T3M 1C4
                ------------------------------------------------
               (Address of principal executive offices) (Zip Code)
        Registrant's telephone number, including area code: (403)370-1176

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01. Entry Into a Material Definitive Agreement.
           -------------------------------------------

         On August 21, 2008 (effective August 15, 2008) Registrant entered into a Stock Purchase Agreement with KUN RUN Biotechnology LTD., a Hong Kong corporation and its principal shareholder, pursuant to which Registrant will acquire all of the outstanding capital stock of KUN RUN in exchange for 24,250,000 newly issued shares of Registrant's common stock, of which 1,000,000 shares will be placed into escrow pending the results of KUN RUN for the year ending December 31, 2008. KUN RUN is the 99.12% parent corporation of Hainan Zhonghe Pharmaceuticals Co., Ltd., which produces pharmaceutical products in Hainan, People's Republic of China. Closing will occur upon satisfaction of the conditions set forth in the Agreement.



Item 9.01. Financial Exhibits, Pro Forma Financial Information and Exhibits.
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         Exhibit 2.1 - Stock Purchase Agreement.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              ASPEN RACING STABLES, INC.



                                              By: /s/ Trixy Sasyniuk-Walt.
                                                  ------------------------------
                                                  Trixy Sasyniuk-Walt, President

Dated:  August 22, 2008


















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